Premises and Equipment	12 Months Ended
Mar. 31, 2012
Premises And Equipment [Abstract]
Premises And Equipment

5.    PREMISES AND EQUIPMENT

Premises and equipment at March 31, 2011 and 2012 consisted of the following:

	2011	2012
	(in millions)
Land	¥391,602	¥381,977
Buildings	694,384	708,223
Equipment and furniture	667,073	687,228
Leasehold improvements	225,407	233,123
Construction in progress	15,007	19,330

Total	1,993,473	2,029,881
Less accumulated depreciation	1,030,925	1,042,407

Premises and equipment-net	¥962,548	¥987,474

Premises and equipment include capitalized leases, principally related to data processing equipment, which amounted to ¥66,006 million and ¥45,883 million at March 31, 2011 and 2012, respectively. Accumulated depreciation on such capitalized leases at March 31, 2011 and 2012 amounted to ¥52,223 million and ¥31,090 million, respectively.

BTMU has entered into sales agreements to sell its buildings and land and, under separate agreements, leased those properties back for its business operations, including bank branches. BTMU either provided nonrecourse financings to the buyers for the sales proceeds or invested in the equities of the buyers. As a result, BTMU was considered to have continuing involvement with the properties. For accounting and reporting purposes, these transactions were accounted for under the financing method with the sales proceeds recognized as a financing obligation. The properties were reported on the consolidated balance sheets and depreciated. The financing obligation at March 31, 2011 and 2012 was ¥50,875 million and ¥48,500 million, respectively.

For the fiscal years ended March 31, 2010, 2011 and 2012, the MUFG Group recognized ¥9,198 million, ¥11,332 million and ¥10,913 million, respectively, of impairment losses for long-lived assets, primarily real estate which was either formerly used for its banking operations and is no longer used or real estate that is being used where recovery of the carrying amount is doubtful. In addition, ¥1,350 million, ¥199 million and ¥5,209 million of impairment losses were recognized for real estate held for sale for the fiscal years ended March 31, 2010, 2011 and 2012, respectively. These losses are included in Other non-interest expenses. In computing the amount of impairment losses, fair value was determined primarily based on market prices, if available, or the estimated price based on an appraisal.